SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) June 3, 1997

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


         Pennsylvania                 0-10822               25-1229323
(State of other jurisdiction  (Commission File Number)    (IRS Employer
      of incorporation)                                Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          On  June 3, 1997, Biocontrol Technology, Inc.
(NASDAQ:BICO) announced that Mr. Phil McConkey has assumed the position of Chief Operating Officer with its subsidiary, Petrol
Rem, Inc.  He will also serve on Petrol Rem's Board of Directors.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/  Fred E. Cooper
                                            Fred E. Cooper, CEO

DATED:  June 3, 1997
BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Release:  Immediate

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


    PHIL McCONKEY ASSUMES POSITION WITH BIOCONTROL SUBSIDIARY,
                        PETROL REM, INC.

      Pittsburgh, PA - June 3, 1997 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that Mr. Phil McConkey has assumed the position of Chief Operating Officer with its subsidiary, Petrol Rem, Inc. He will also serve on Petrol Rem's Board of Directors.
      Mr. McConkey will be responsible for overall direction of the company with strong emphasis on sales and marketing of Petrol Rem's innovative line of oil spill cleanup products.
      A native of Buffalo, NY, Mr. McConkey is a graduate of the United States Naval Academy at Annapolis, Maryland with a
Bachelors of Science degree in Management and Technology.   After
graduation, he served five years in the Navy as a helicopter pilot and communications officer, leaving military service with the rank of Lieutenant.
      Mr. McConkey is very well known for his position as wide receiver for the New York Giants football team, especially for his important reception during the Super Bowl XXI game with the Denver Broncos. Thought to be too small and too old to make it in professional football at 160 lbs. and age 27, Mr. McConkey became an energetic leader of the team and carried the ball over 500 times  with  only  two lost fumbles during his  career  with  the
Giants.
      "To join the dynamic management team of Petrol Rem and its parent, Biocontrol, is exciting, just as it was to join the
Giants  football  team.   As  with the  Giants,  there  is  great
potential, vision, and forward movement at Petrol Rem, and by joining this team, I feel very confident that together we can realize those visions."
      Prior to joining Petrol Rem, Phil McConkey was Managing Director of Alexander & Alexander Inc.'s Greater New York Insurance Services Practice and V.P. at Ross & Company Insurance Services in Fairfield, NJ.
      Mr. McConkey is still actively involved with the football profession. He does color commentary for Giants pre-season games on Fox New York and College Football for CBS and co-hosts the two-time Emmy Award winning "Giants Today" pre-game show on the Madison Square Garden Network.
     In addition to all of his other activities, Mr. McConkey has been active in national, state and local politics and serves as a board member of several charitable organizations including New Jersey Special Olympics.
      Biocontrol Technology, Inc. has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture
of  biomedical  devices and environmental  products.   Subsidiary
Petrol Rem, Inc. develops and manufactures unique oil spill response products and has offices, as well as manufacturing and
warehousing   facilities,  in  Pittsburgh,   Florida,   and   the
Texas/Louisiana Gulf.